SUP-0119-0116

SANFORD C. BERNSTEIN FUND, INC.

-U.S. Government Short Duration Portfolio

Supplement dated January 28, 2016 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated January 15, 2016 for U.S. Government Short Duration Portfolio (the “Portfolio”), a series of Sanford C. Bernstein Fund, Inc. (the “Fund”).

At a meeting held on January 27, 2016, the Board of Directors of the Fund approved the liquidation and termination of the Portfolio. The Portfolio has suspended most sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders. In limited circumstances, such as sales to certain retirement plans, the Portfolio will continue to offer its shares. The Portfolio expects to make the liquidating distribution or distributions on or shortly after May 3, 2016 (the “Liquidation Date”). The liquidation of the Portfolio may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

Shareholders may redeem shares of the Portfolio until April 29, 2016, and generally may use the proceeds of the redemption to purchase shares of other registered funds advised by AllianceBernstein L.P. (the “Adviser”). Clients of the Bernstein Private Wealth Management division of the Adviser may call their Bernstein advisors regarding potential investment alternatives, and clients who do not call their advisors will generally be contacted by such advisors in the coming weeks. Shareholders that remain invested in the Portfolio on May 2, 2016 will have their shares redeemed for cash based on the Portfolio’s net asset value as of the close of business on May 2, 2016 and will receive their proceeds on or shortly after the Liquidation Date.

In order to protect shareholders from expense increases resulting from reductions in Portfolio assets in connection with the liquidation, the Adviser will waive its management fee and/or bear Portfolio operating expenses until the Liquidation Date so that the total operating expenses of the Portfolio, excluding management fees and expenses relating to the liquidation, do not exceed 0.41% of the Portfolio’s net assets on an annualized basis. In addition, the Adviser will waive its management fee in its entirety once all of the Portfolio’s assets are converted to cash and/or cash equivalents, which is expected to occur less than two weeks before the Liquidation Date. After the Portfolio converts its assets to cash, the Portfolio will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Bernstein logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0116